UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2019

Central Index Key Number of the issuing entity: 0001778749

Morgan Stanley Capital I Trust 2019-H7

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-05	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on July 25, 2019, with respect to Morgan Stanley Capital I Trust 2019-H7. The purpose of this amendment is to make a clerical revision to the date in the certification filed as Exhibit 36.1 to the Form 8-K to conform to the executed document, as well as to file an executed version of each of the agreements filed as Exhibit 4.1 and Exhibit 99.5 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

1.1	Underwriting Agreement, dated as of July 15, 2019, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co. and The Williams Capital, L.P. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of April 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of April 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
4.5	Pooling and Servicing Agreement, dated as of April 1, 2019, between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, Trimont Real Estate Advisors, LLC and KeyBank National Association, each as a special servicer as described therein, Citibank, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.5 to the Form 8-K and incorporated by reference herein.)
5.1	Legality Opinion of Sidley Austin LLP, dated July 25, 2019. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 25, 2019 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K and incorporated by reference herein.)
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 17, 2019.

99.1	Mortgage Loan Purchase Agreement, dated July 15, 2019, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated July 15, 2019, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated July 15, 2019, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated July 15, 2019, between Morgan Stanley Capital I Inc. and Cantor Commercial Real Estate Lending, L.P. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Agreement Between Note Holders, dated as of July 3, 2019, by and between Morgan Stanley Bank, N.A., as note A-1 holder, Wells Fargo Bank, National Association, as note A-2 holder, JPMorgan Chase Bank, National Association, as note A-3 holder, Goldman Sachs Bank USA, as note A-4 holder, and CPPIB Credit Investments II Inc., as note B holder, relating to the Grand Canal Shoppes Whole Loan.
99.6	Agreement Between Note Holders, dated as of June 19, 2019, by and among Argentic Real Estate Finance LLC, as initial A-1 holder, Argentic Real Estate Finance LLC, as initial A-2 holder, Argentic Real Estate Finance LLC, as initial A-3 holder, Argentic Real Estate Finance LLC, as initial A-4 holder, Argentic Real Estate Finance LLC, as initial A-5 holder, Argentic Real Estate Finance LLC, as initial A-6 holder, Argentic Real Estate Finance LLC, as initial A-7 holder and Argentic Real Estate Finance LLC, as initial A-8 holder, relating to the SoCal Retail Portfolio Whole Loan. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Co-Lender Agreement, dated as of July 6, 2019, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, and SPREF WH II LLC, as initial note A-6 holder, relating to the Embassy Suites at Centennial Olympic Park Whole Loan. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of May 31, 2019, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the 125 Borinquen Place Whole Loan. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Co-Lender Agreement, dated as of June 11, 2019, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, and Starwood Mortgage Capital LLC, as initial note A-3 holder, relating to the Visions Hotel Portfolio II Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Intercreditor Agreement, dated as of March 25, 2019, by and between Morgan Stanley Bank, N.A., as initial A-1 holder, Morgan Stanley Bank, N.A., as initial A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial note B holder, relating to the Tower 28 Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of June 19, 2019, by and between Morgan Stanley Bank, N.A., as initial A-1 holder, Morgan Stanley Bank, N.A., as initial A-2 holder, relating to the FedEx Niles Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)

99.12	Agreement between Note Holders, dated as of July 25, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Legacy Tower Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Noteholders, dated as of March 13, 2019 by and between JPMorgan Chase Bank, National Association, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder, initial note A-1-4 holder, initial note A-1-5 holder, initial note A-1-6 holder, initial note A-1-7 holder and initial note A-1-8 holder, Deutsche Bank AG, acting through its New York Branch, as Note A-2-1 holder, Note A-2-2 holder, Note A-2-3 holder, Note A-2-4 holder and Note A-2-5 holder, JPMorgan Chase Bank, National Association, as initial note B-1 holder, and Deutsche Bank AG, acting through its New York Branch, as Note B-2 holder, relating to the 3 Columbus Circle Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Agreement between Note Holders, dated as of July 25, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, Morgan Stanley Bank, N.A., as initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Eleven Seventeen Perimeter Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Co-Lender Agreement, dated as of April 30, 2019, by and between Cantor Commercial Real Estate Lending, L.P., as initial note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as note A-2 holder, relating to the AC by Marriott San Jose Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Dated: July 30, 2019